Atlantic Canada Opportunity Agency	Agence de promotion économique du Canada atlantique

	Nova Scotia Office P.O. Box 2284 Station "M" Halifax, N.S. B3J 3C8 Tel: (902) 426-8361 Fax: (902) 426-2054	Bureau de la Nouvelle-Écosse Casier postal 2284 Succ. "M" Halifax (N.-É.) B3J 3C8 Tél: (902) 426-8361 Téléc.: (902) 426-2054
CONTRACT AMENDMENT

Atlantic Canada Opportunity Agency
Nova Scotia
Agence de promotion économique
du canada atlantique n-é

REC'D MAY 05 2003

CTS #________________________

FILE #________________________

REF TO_______________________

Project No: 6004-60-30916-1

Amendment #3

APR -9 2003

Navitrak Engineering Incorporated,

Navitrak International Corporation, and

Navitrak Systems Inc.

1660 Hollis Street, Suite 904

Halifax, NS B3J 1V7

Attention: Mr. Joel Strickland

Dear Mr. Strickland:

Re:	Business Development Program

This is in reference to our offer of a repayable contribution dated January 20, 1999, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc.

We concur with your request to amend the repayment schedule in our letter of offer and as a result, the following clause is hereby amended:

Clause 3.01 is hereby deleted and replaced with the following:

3.01	The Applicant shall repay the Contribution to the Agency as follows:
(a)	five (5) installments of $2,320.83 for the period April 1, 2001 to August 1, 2001 inclusive;
(b)	one (1) installment of $1,094.09 for the month of September 1, 2001;

(c)	one (1) installment of $2,320.83 for the month of January 1, 2002;
(d)	six (6) instalments of $50 for the period April 1, 2003 to September 1, 2003 inclusive; and
(e)	thirty (30) installments of $2,274 for the period October 1, 2003 to March 1, 2006 inclusive; however, the last instalment will be adjusted to include all sums owing."

All other terms and conditions of our letter of offer remain unchanged.

This amendment will become effective upon receipt by the Agency, no later than thirty (30) days from the date appearing on this letter, of your written acceptance, which may be signified by appropriately dating and signing the duplicate copy of this letter and returning it to the undersigned at the address appearing above.

If further information is required, please contact your Account Manager, Elinor Richardson, at (902) 426-1287.

Yours sincerely,

/s/ John Knubley

John Knubley

Vice-President

Nova Scotia

/dm

The foregoing amendment is hereby accepted.

Navitrak Engineering Incorporated
(Project No.: 6004-60-30916-1)

Per:	/s/ Joel Strickland	Per:	/s/ Elizabeth A. Duncan
	(Signature)		(Signature)

	5/01/03		May 1, 2003
	(Date)		(Date)
(Corporate Seal)

Navitrak International Corporation
(Project No.: 6004-60-30916-1)

Per:	/s/ Joel Strickland	Per:	/s/ Elizabeth A. Duncan
	(Signature)		(Signature)

	5/01/03		May 1, 2003
	(Date)		(Date)
(Corporate Seal)

Navitrak Systems Inc.
(Project No.: 6004-60-30916-1)

Per:	/s/ Joel Strickland	Per:	/s/ Elizabeth A. Duncan
	(Signature)		(Signature)

	5/01/03		May 1, 2003
	(Date)		(Date)
(Corporate Seal)

Exhibit 10.

Amendment #3

Atlantic Canada Opportunities Agency

Agence de promotion économique du Canada atlantique

2003/05/05

Planned Repayment Schedule/Cédule de remboursements

Applicant:	Navitrak Engineering Incorporated, Navitrak International Corpora
Account Number / # de compte:	6030916 1
Number of Repayments / # de versements:	45
Total Planned / Montant planifié:	84,205.91

Start Date / Premier versement:	2001/04/0
End Date / Dernier versement:	2006/03/01

Paymt #/	Due Date/	Amts Due/	Amts Repaid/
# du paiement	Date d'echeance	Mtnts à payer	Mtnts remboursés
1	2001/04/01	2,320.83	(2,320.83)
2	2001/05/01	2,320.83	(2,320.83)
3	2001/06/01	2,320.83	(2,320.83)
4	2001/07/01	2,320.83	(2,320.83)
5	2001/08/01	2,320.83	(2,320.83)
6	2001/09/01	1,094.09	(1,094.09)
7	2002/01/01	2,320.83	(2,320.83)
8	2002/09/01	306.00	(306.00)
9	2002/09/06	349.91	(349.91)
10	2003/04/01	50.00
11	2003/05/01	50.00
12	2003/06/01	50.00
13	2003/07/01	50.00
14	2003/08/01	50.00
15	2003/09/01	50.00
16	2003/10/01	2,274.00
17	2003/11/01	2,274.00
18	2003/12/01	2,274.00
19	2004/01/01	2,274.00
20	2004/02/01	2,274.00
21	2004/03/01	2,274.00
22	2004/04/01	2,274.00

23	2004/05/01	2,274.00
24	2004/06/01	2,274.00
25	2004/07/01	2,274.00
26	2004/08/01	2,274.00
27	2004/09/01	2,274.00
28	2004/10/01	2,274.00
29	2004/11/01	2,274.00
30	2004/12/01	2,274.00
31	2005/01/01	2,274.00
32	2005/02/01	2,274.00
33	2005/03/01	2,274.00
34	2005/04/01	2,274.00
35	2005/05/01	2,274.00
36	2005/06/01	2,274.00
37	2005/07/01	2,274.00
38	2005/08/01	2,274.00
39	2005/09/01	2,274.00
40	2005/10/01	2,274.00
41	2005/11/01	2,274.00
42	2005/12/01	2,274.00
43	2006/01/01	2,274.00
44	2006/02/01	2,274.00
45	2006/03/01	2,284.93